SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

Frezer, Inc.
(Exact Name of Company as Specified in Charter)

Nevada	000-51336	20-2777600

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1010 University Avenue, Suite 40, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

The Registrant hereby amends its Current Report on Form 8-K dated August 7, 2006 to file as an exhibit the letter requested from its former auditor (a copy of which was received by the Registrant on August 18, 2006) with respect to the statements made in the original Report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

No.	Description

16.1	Letter, dated August 8, 2006, of ARMANDO C. IBARRA Certified Public Accountants

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREZER, INC.

By:	/s/ David R. Koos

David R. Koos, Chief Executive Officer,
and Chairman
Date: August 21, 2006